United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number       811-03541

Asset Management Fund

(Exact name of registrant as specified in charter)

Three Canal Plaza, Portland, ME 04101

(Address of principal executive offices)      (Zip code)

Foreside Management Services, LLC, Three Canal Plaza, Portland, ME 04101

(Name and address of agent for service)

Registrant's telephone number, including area code:	(800) 701-9502 – AAMA Funds

Date of fiscal year end:       6/30

Date of reporting period:     6/30/24

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

AAMA Equity Fund

(AMFEX)

Annual Shareholder Report - June 30, 2024

Fund Overview

This annual shareholder report contains important information about AAMA Equity Fund for the period of July 1, 2023 to June 30, 2024. You can find additional information about the Fund at https://www.aamafunds.com/prospectuses-and-reports.html. You can also request this information by contacting us at (800) 701-9502.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AAMA Equity Fund	$124	1.15%

How did the Fund perform during the reporting period?

The AAMA Equity Fund returned 16.39% for the year ended June 30, 2024. This may be compared to the S&P 500 capitalization weighted index return of 24.56%. Measurements of broader market performance continue to fall behind the headline index with the S&P 500 Equal Weighted Index return of 11.79%, and the S&P Midcap 400 and Smallcap 600 Index returns of 8.66% and 13.57%, respectively.

Looking over the last 12 months, stock prices reached a low point in late October and closed at record highs on June 30th. As has been the case over the last several years, large growth companies have led the market and contributed heavily to the performance of capitalization weighted indices. The S&P 500 Index out-paced the equal weight index by 12.77% over the last six months.

Stock valuations remain elevated relative to the history of S&P 500 Index prices relative to expected 12 month forward earnings. Operating earnings in the second quarter of 2024 are likely to have recovered to match their prior peak posted in the 4th quarter of 2021. Expectations are for earnings to grow from current levels.

The portfolio of the AAMA Equity Fund has included exposure to the Technology sector along with targeted positions in more defensive sectors such as Health Care, Consumer Staples and Utilities. The five year, annualized monthly price volatility of the AAMA Equity Fund is 15.6% versus the 18.0% of the S&P 500 Index.

How has the Fund performed since inception?

Total Return Based on $10,000 Investment

Average Annual Total Returns

	1 Year	5 Years	Since Inception (6/30/2017)
AAMA Equity Fund	16.39%	10.77%	10.49%
S&P 500® Index	24.56%	15.05%	14.28%
S&P 500® Equal Weight Index	11.79%	10.94%	10.69%

The Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Fund Statistics
Net Assets	$389,227,539
Number of Portfolio Holdings	47
Advisory Fee	$4,029,091
Portfolio Turnover	3%

Asset Weighting (% of total investments)

What did the Fund invest in?

Sector Weighting (% of net assets)

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
Vanguard S&P 500 ETF	11.0%
iShares Core S&P 500 ETF	9.7%
Microsoft Corporation	3.7%
Applied Materials, Inc.	3.4%
T-Mobile US, Inc.	3.3%
Alphabet, Inc. - Class A	3.2%
Freeport-McMoRan, Inc.	3.1%
Exxon Mobil Corporation	2.7%
Amazon.com, Inc.	2.7%
QUALCOMM, Inc.	2.6%

Material Fund Changes

No material changes occurred during the year ended June 30, 2024.

AAMA Equity Fund (AMFEX)

Annual Shareholder Report - June 30, 2024

Where can I find additional information about the Fund?

Additional information is available on the Fund’s website (https://www.aamafunds.com/prospectuses-and-reports.html), including its:

•	Prospectus
•	Financial information
•	Holdings
•	Proxy voting information

TSR-AR 063024-AMFEX

AAMA Income Fund

(AMFIX)

Annual Shareholder Report - June 30, 2024

Fund Overview

This annual shareholder report contains important information about AAMA Income Fund for the period of July 1, 2023 to June 30, 2024. You can find additional information about the Fund at https://www.aamafunds.com/prospectuses-and-reports.html. You can also request this information by contacting us at (800) 701-9502.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AAMA Income Fund	$85	0.83%

How did the Fund perform during the reporting period?

The AAMA Income Fund returned 3.75% for the year ended June 30, 2024. This may be compared to the Bloomberg U.S. Aggregate Bond Index return of 2.63%. Long term maturities fared worse with the Bloomberg U.S. Long Term Treasury Index return of -5.61%.

The Federal Reserve has started to hint at the possibility of a lower Federal Funds targeted interest rate in September as recent data has contained evidence of slowing inflation and a less robust labor market. Inflation had cooled in the last six months of 2023 only to rise again early in 2024. The Fed seems to remain patient in order to become convinced that they are not moving too early.

Headline inflation measured by the 12 month change in the Consumer Price Index (reported by the Bureau of Labor Statistics) has declined from 8.9% to 2.9% over the last two years. However, the core CPI (less food and energy) was recently reported at 3.12%. The Federal Reserve’s favorite measure using the Personal Consumption Expenditure gauge for services (less housing and energy services) was most recently reported at 3.38%. None of the measures are below the stated 2% target.

The AAMA Income Fund continues to be positioned in relatively short-term, high-quality issues which has reduced fund price volatility over the past two years of rising interest rates. Annualized monthly price volatility of the AAMA Income Fund was 2.9% over the last two years compared to the Barclays Aggregate Index volatility of 8.4%.

How has the Fund performed since inception?

Total Return Based on $10,000 Investment

Average Annual Total Returns

	1 Year	5 Years	Since Inception (6/30/2017)
AAMA Income Fund	3.75%	-0.01%	0.37%
Bloomberg U.S. Aggregate Bond Index	2.63%	-0.23%	0.86%
Bloomberg U.S. 1-5 Year Government/Credit Index	4.66%	1.02%	1.45%

The Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Fund Statistics
Net Assets	$145,645,622
Number of Portfolio Holdings	16
Advisory Fee (net of waivers)	$871,646
Portfolio Turnover	0%

Asset Weighting (% of total investments)

What did the Fund invest in?

Sector Weighting (% of net assets)

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
U.S. Treasury Bills, 5.366%, due 07/23/24	13.7%
U.S. Treasury Bills, 5.369%, due 08/22/24	13.6%
U.S. Treasury Bills, 5.364%, due 10/22/24	13.5%
Federal National Mortgage Association, 2.125%, due 04/24/26	7.5%
U.S. Treasury Bills, 5.351%, due 09/24/24	6.8%
U.S. Treasury Notes, 0.500%, due 04/30/27	6.1%
U.S. Treasury Notes, 1.125%, due 02/29/28	6.1%
Federal National Mortgage Association, 0.750%, due 10/8/27	3.6%
U.S. Treasury Notes, 1.875%, due 08/31/24	3.4%
Federal Home Loan Bank, 2.750%, due 12/13/24	3.4%

Material Fund Changes

No material changes occurred during the year ended June 30, 2024.

AAMA Income Fund (AMFIX)

Annual Shareholder Report - June 30, 2024

Where can I find additional information about the Fund?

Additional information is available on the Fund’s website (https://www.aamafunds.com/prospectuses-and-reports.html), including its:

•	Prospectus
•	Financial information
•	Holdings
•	Proxy voting information

TSR-AR 063024-AMFIX

Item 2.	Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

3(a)(1)   The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2)   The audit committee financial expert is David Gruber, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)       Audit Fees. Audit fees totaled $48,250 and $46,000 in fiscal years 2024 and 2023 respectively, including fees associated with the annual audit and filings of the registrant’s Form N-1A and Form N-CEN.

(b)       Audit-Related Fees. There were no audit related fees billed in fiscal years 2024 and 2023.

(c)       Tax Fees. Fees for tax compliance and review services totaled $10,500 and $11,500 in fiscal years 2024 and 2023, respectively.

(d)       All Other Fees. There were no other fees in fiscal years 2024 and 2023.

(e)(1)  Except as permitted by rule 2-01(c)(7)(i)(C) of regulation S-X the trust’s audit committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to the fund, the audit committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)	2024 0% 2023 0%

(f)         Not applicable

(g)	2024 $10,500 2023 $11,500

(h)        The Audit Committee considered the non-audit services rendered to the registrant’s investment adviser and believes the services are compatible with the principal accountant’s independence.

Item 5.	Audit Committee of Listed Companies.

Not applicable.

Item 6.	Schedule of Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers is included in the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

ITEM 8 – AMF N-CSR June 30, 2024

AAMA Equity Fund

Ticker: AMFEX

AAMA Income Fund

Ticker: AMFIX

Financial Statements

June 30, 2024

AAMA Funds
Letter To Shareholders (Unaudited)	June 30, 2024

Dear Fellow Shareholder:

Attached are the June 30, 2024 Annual Reports for the AAMA Equity Fund and the AAMA Income Fund.

One year ago, we wrote that “the recession of 2023 appears to be the most widely predicted potential recession in history and for good reasons. In fact, certain reliable indicators essentially ’guarantee’ a recession. Yet, economic conditions continue to skate past the abyss”. Contrary to recessionary forecasts for the last two years, we have been consistently constructive towards the U.S. economy. As we start the second half of 2024, recession forecasts continue, although a ‘soft landing’ seems to be the consensus. We now see the potential developing for a weakening economy starting in early 2025.

Inflation has continued to decline, although it is still higher than the Federal Reserve’s 2% target. The unemployment rate remaining near historic lows has allowed the Federal Reserve to be patient with plans to ease monetary policy, despite persistent calls for an easing policy. Accordingly, the markets continue to watch the Federal Reserve for signals as to when they might make the first rate cut since the pandemic.

Corporate profit forecasts suggest that the recently completed second quarter will finally report operating earnings that exceed the peak from three years ago, with optimistic forecasts for later this year and thru 2025.

The upcoming U.S. Presidential election and continued geopolitical tensions along with any number of other unanticipated developments could result in increased volatility in the markets. As long-term investors who have lived through numerous market cycles, we have learned not to try to predict short-term market movements. Instead, we continue to monitor market valuations and strive to deploy consistent investment strategies in the Equity and Income Funds with the goal of assisting you in meeting your investment goals and objectives.

AAMA Funds
Letter To Shareholders (Unaudited) (Continued)

As always, we encourage you to continue to work with your financial advisor to plan and implement strategies to grow and protect your long-term asset values. We also appreciate the confidence demonstrated by your investment within the AAMA Family of mutual funds.

Sincerely,

Robert D. Baker	Philip A. Voelker
Co-Portfolio Managers

AAMA Equity Fund Schedule of Portfolio Investments June 30, 2024
COMMON STOCKS — 70.3%	Shares	Fair Value
AEROSPACE & DEFENSE — 1.2%
RTX Corporation	46,696	$4,687,811

BANKING — 1.9%
JPMorgan Chase & Company	37,400	7,564,524

BEVERAGES — 1.1%
PepsiCo, Inc.	26,400	4,354,152

BIOTECH & PHARMA — 3.0%
Amgen, Inc.	15,000	4,686,750
Johnson & Johnson	48,000	7,015,680
		11,702,430
CONTAINERS & PACKAGING — 0.6%
Ball Corporation	37,000	2,220,740

DIVERSIFIED INDUSTRIALS — 2.2%
Emerson Electric Company	78,400	8,636,544

E-COMMERCE DISCRETIONARY — 2.7%
Amazon.com, Inc. (a)	54,000	10,435,500

ELECTRIC UTILITIES — 2.8%
American Electric Power Company, Inc.	23,000	2,018,020
Constellation Energy Corporation	10,000	2,002,700
Duke Energy Corporation	19,000	1,904,370
Exelon Corporation	30,000	1,038,300
Public Service Enterprise Group, Inc.	25,000	1,842,500
Southern Company (The)	25,000	1,939,250
		10,745,140
ENGINEERING & CONSTRUCTION — 1.1%
Quanta Services, Inc.	16,100	4,090,849

HEALTH CARE FACILITIES & SERVICES — 2.5%
UnitedHealth Group, Inc.	19,400	9,879,644

See accompanying notes to financial statements.

AAMA Equity Fund Schedule of Portfolio Investments (Continued)
COMMON STOCKS — 70.3% (Continued)	Shares	Fair Value
HOUSEHOLD PRODUCTS — 1.3%
Procter & Gamble Company (The)	29,400	$4,848,648

INDUSTRIAL SUPPORT SERVICES — 2.8%
Fastenal Company	30,000	1,885,200
Grainger (W.W.), Inc.	10,100	9,112,624
		10,997,824
INTERNET MEDIA & SERVICES — 3.2%
Alphabet, Inc. - Class A	68,000	12,386,200

LEISURE FACILITIES & SERVICES — 1.4%
Starbucks Corporation	70,000	5,449,500

METALS & MINING — 3.1%
Freeport-McMoRan, Inc.	250,000	12,150,000

OIL & GAS PRODUCERS — 4.6%
Chevron Corporation	46,500	7,273,530
Exxon Mobil Corporation	92,000	10,591,040
		17,864,570
RETAIL - CONSUMER STAPLES — 3.2%
Kroger Company (The)	102,500	5,117,825
Walmart, Inc.	109,800	7,434,558
		12,552,383
RETAIL - DISCRETIONARY — 1.5%
Home Depot, Inc. (The)	17,000	5,852,080

SEMICONDUCTORS — 7.6%
Applied Materials, Inc.	56,000	13,215,440
QUALCOMM, Inc.	50,900	10,138,262
Texas Instruments, Inc.	31,700	6,166,601
		29,520,303

See accompanying notes to financial statements.

AAMA Equity Fund Schedule of Portfolio Investments (Continued)
COMMON STOCKS — 70.3% (Continued)	Shares	Fair Value
SOFTWARE — 5.6%
Adobe, Inc. (a)	13,200	$7,333,128
Microsoft Corporation	32,500	14,525,875
		21,859,003
TECHNOLOGY HARDWARE — 5.5%
Apple, Inc.	47,200	9,941,264
Cisco Systems, Inc.	131,600	6,252,316
Corning, Inc.	134,800	5,236,980
		21,430,560
TECHNOLOGY SERVICES — 3.8%
Mastercard, Inc. - Class A	11,100	4,896,876
Visa, Inc. - Class A	37,400	9,816,378
		14,713,254
TELECOMMUNICATIONS — 5.0%
AT&T, Inc.	330,000	6,306,300
T-Mobile US, Inc.	73,815	13,004,727
		19,311,027
TRANSPORTATION & LOGISTICS — 2.6%
Norfolk Southern Corporation	14,200	3,048,598
Union Pacific Corporation	19,800	4,479,948
United Parcel Service, Inc. - Class B	20,000	2,737,000
		10,265,546

TOTAL COMMON STOCKS (Cost $129,630,212)		$273,518,232

EXCHANGE-TRADED FUNDS — 20.7%	Shares	Fair Value
iShares Core S&P 500 ETF	69,200	$37,868,316
Vanguard S&P 500 ETF	85,600	42,811,128
TOTAL EXCHANGE-TRADED FUNDS (Cost $35,837,002)		$80,679,444

See accompanying notes to financial statements.

AAMA Equity Fund Schedule of Portfolio Investments (Continued)
U.S. TREASURY OBLIGATIONS — 5.1%	Coupon	Maturity	Principal Amount	Fair Value
U.S. TREASURY BILLS — 5.1% (b)
U.S. Treasury Bills	5.366%	07/23/24	$10,000,000	$9,967,917
U.S. Treasury Bills	5.336%	08/20/24	10,000,000	9,927,118
TOTAL U.S. TREASURY OBLIGATIONS (Cost $19,895,417)				$19,895,035

MONEY MARKET FUNDS — 4.0%	Shares	Fair Value
First American U.S. Treasury Money Market Fund - Class Z, 5.16% (c) (Cost $15,539,691)	15,539,691	$15,539,691

TOTAL INVESTMENTS (Cost $200,902,322) — 100.1%		$389,632,402

LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1%)		(404,863)

NET ASSETS — 100.0%		$389,227,539

(a)	Non-income producing security.
(b)	Rate shown is the annualized yield at time of purchases.
(c)	The rate shown is the 7-day effective yield as of June 30, 2024.

See accompanying notes to financial statements.

AAMA Income Fund Schedule of Portfolio Investments June 30, 2024
MUNICIPAL BONDS — 0.8%	Coupon	Maturity	Principal Amount	Fair Value
City of Powell, Ohio, Various Purpose Ltd., GO Bond, Series 2021, (Cost $1,351,414)	2.000%	12/01/26	$1,320,000	$1,236,495

U.S. GOVERNMENT AGENCIES — 27.5%	Coupon	Maturity	Principal Amount	Fair Value
FEDERAL FARM CREDIT BANK — 3.4%
Federal Farm Credit Bank	1.750%	02/25/25	$5,000,000	$4,885,648

FEDERAL HOME LOAN BANK — 9.7%
Federal Home Loan Bank	2.750%	12/13/24	5,000,000	4,940,800
Federal Home Loan Bank	1.750%	09/12/25	5,000,000	4,821,375
Federal Home Loan Bank	1.650%	11/24/28	5,000,000	4,405,039
				14,167,214
FEDERAL NATIONAL MORTGAGE ASSOCIATION — 14.4%
Federal National Mortgage Association	0.625%	04/22/25	5,000,000	4,821,291
Federal National Mortgage Association	2.125%	04/24/26	11,454,000	10,930,398
Federal National Mortgage Association	0.750%	10/08/27	5,957,000	5,272,130
				21,023,819
TOTAL U.S. GOVERNMENT AGENCIES (Cost $42,475,526)				$40,076,681

See accompanying notes to financial statements.

AAMA Income Fund Schedule of Portfolio Investments (Continued)
U.S. TREASURY OBLIGATIONS — 63.3%	Coupon	Maturity	Principal Amount	Fair Value
U.S. TREASURY BILLS — 47.6% (a)
U.S. Treasury Bills	5.366%	07/23/24	$20,000,000	$19,935,833
U.S. Treasury Bills	5.369%	08/22/24	20,000,000	19,849,009
U.S. Treasury Bills	5.351%	09/24/24	10,000,000	9,876,939
U.S. Treasury Bills	5.364%	10/22/24	20,000,000	19,672,928
				69,334,709
U.S. TREASURY NOTES — 15.6%
U.S. Treasury Notes	1.875%	08/31/24	5,000,000	4,969,662
U.S. Treasury Notes	0.500%	04/30/27	10,000,000	8,937,109
U.S. Treasury Notes	1.125%	02/29/28	10,000,000	8,883,984
				22,790,755
TOTAL U.S. TREASURY OBLIGATIONS (Cost $94,139,549)				$92,125,464

MONEY MARKET FUNDS — 8.4%	Shares	Fair Value
First American U.S. Treasury Money Market Fund - Class Z, 5.16% (b) (Cost $12,266,180)	12,266,180	$12,266,180

TOTAL INVESTMENTS (Cost $150,232,669) — 100.0%		$145,704,820

LIABILITIES IN EXCESS OF OTHER ASSETS — (0.0%) (c)		(59,198)

NET ASSETS — 100.0%		$145,645,622

(a)	Rate shown is the annualized yield at time of purchase.
(b)	The rate shown is the 7-day effective yield as of June 30, 2024.
(c)	Percentage rounds to less than 0.1%

See accompanying notes to financial statements.

AAMA Funds Statements of Assets and Liabilities June 30, 2024
	AAMA Equity Fund	AAMA Income Fund
ASSETS
Investments in securities:
At cost	$200,902,322	$150,232,669
At value	$389,632,402	$145,704,820
Receivable for capital shares sold	137,031	3,993
Dividends and interest receivable	221,094	265,186
Other assets	43,564	25,736
TOTAL ASSETS	390,034,091	145,999,735

LIABILITIES
Payable for capital shares redeemed	387,259	246,992
Payable to Adviser (Note 4)	323,107	67,920
Payable to administrator (Note 4)	19,075	7,074
Payable to Ultimus (Note 4)	8,710	5,975
Accrued Trustee fees (Note 7)	3,830	1,420
Other accrued expenses	64,571	24,732
TOTAL LIABILITIES	806,552	354,113

NET ASSETS	$389,227,539	$145,645,622

Net assest consist of:
Paid-in capital	$168,761,683	$154,171,089
Distributable earnings (accumulated deficit)	220,465,856	(8,525,467)
Net assets	$389,227,539	$145,645,622

Shares of beneficial interest outstanding (unlimited number of shares authorized)	21,022,930	6,151,882

Net asset value, offering price and redemption price per share	$18.51	$23.67

See accompanying notes to financial statements.

AAMA Funds Statements of Operations For the Year Ended June 30, 2024
	AAMA Equity Fund	AAMA Income Fund
INVESTMENT INCOME
Dividends	$8,153,883	$2,691,776
Interest	96,200	1,470,777
TOTAL INVESTMENT INCOME	8,250,083	4,162,553

EXPENSES
Management fees (Note 4)	4,029,091	1,038,396
Administration fees (Note 4)	237,195	81,234
Fund accounting fees (Note 4)	81,384	48,775
Registration and filing fees	41,556	35,721
Trustees’ fees and expenses (Note 7)	47,187	16,549
Shareholder reporting expenses	35,264	18,159
Legal fees	34,936	12,123
Transfer agent fees (Note 4)	22,500	22,500
Custodian and bank service fees	30,565	11,906
Audit and tax services fees	28,795	10,887
Insurance expense	28,722	9,117
Other expenses	14,662	15,407
TOTAL EXPENSES	4,631,857	1,320,774
Less fees voluntarily waived by the Adviser (Note 4)	—	(166,750)
NET EXPENSES	4,631,857	1,154,024

NET INVESTMENT INCOME	3,618,226	3,008,529

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) on investment transactions	36,714,881	(3,121,648)
Net change in unrealized appreciation (depreciation) on investments	21,347,889	5,198,628
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	58,062,770	2,076,980

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$61,680,996	$5,085,509

See accompanying notes to financial statements.

AAMA Equity Fund Statements of Changes in Net Assets
	Year Ended June 30, 2024	Year Ended June 30, 2023
FROM OPERATIONS
Net investment income	$3,618,226	$3,514,817
Net realized gains on investment transactions	36,714,881	—
Net change in unrealized appreciation (depreciation) on investments	21,347,889	46,394,556
Net increase in net assets resulting from operations	61,680,996	49,909,373

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(3,746,178)	(17,561,517)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	59,822,728	61,349,782
Net asset value of shares issued in reinvestment of distributions to shareholders	3,729,615	17,527,410
Payments for shares redeemed	(145,105,056)	(82,814,841)
Net decrease in net assets from capital share transactions	(81,552,713)	(3,937,649)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(23,617,895)	28,410,207

NET ASSETS
Beginning of year	412,845,434	384,435,227
End of year	$389,227,539	$412,845,434

CAPITAL SHARE ACTIVITY
Shares sold	3,526,363	4,048,605
Shares reinvested	221,474	1,210,456
Shares redeemed	(8,444,079)	(5,465,034)
Net decrease in shares outstanding	(4,696,242)	(205,973)
Shares outstanding, beginning of year	25,719,172	25,925,145
Shares outstanding, end of year	21,022,930	25,719,172

See accompanying notes to financial statements.

AAMA Income Fund Statements of Changes in Net Assets
	Year Ended June 30, 2024	Year Ended June 30, 2023
FROM OPERATIONS
Net investment income	$3,008,529	$1,739,785
Net realized losses on investment transactions	(3,121,648)	—
Net change in unrealized appreciation (depreciation) on investments	5,198,628	(2,213,026)
Net increase (decrease) in net assets resulting from operations	5,085,509	(473,241)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(3,015,665)	(1,738,802)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	35,857,802	21,428,724
Net asset value of shares issued in reinvestment of distributions to shareholders	3,008,844	1,736,403
Payments for shares redeemed	(37,885,422)	(27,824,723)
Net increase (decrease) in net assets from capital share transactions	981,224	(4,659,596)

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,051,068	(6,871,639)

NET ASSETS
Beginning of year	142,594,554	149,466,193
End of year	$145,645,622	$142,594,554

CAPITAL SHARE ACTIVITY
Shares sold	1,521,765	916,106
Shares reinvested	128,104	74,467
Shares redeemed	(1,613,670)	(1,190,614)
Net increase (decrease) in shares outstanding	36,199	(200,041)
Shares outstanding, beginning of year	6,115,683	6,315,724
Shares outstanding, end of year	6,151,882	6,115,683

See accompanying notes to financial statements.

AAMA Equity Fund Financial Highlights
Per Share Data for a Share Outstanding Throughout Each Year
	Year Ended June 30, 2024	Year Ended June 30, 2023	Year Ended June 30, 2022		Year Ended June 30, 2021		Year Ended June 30, 2020
Net asset value at beginning of year	$16.05	$14.83	$16.26		$12.22		$11.91

Income (loss) from investment operations:
Net investment income (a)	0.17	0.14	0.06		0.05		0.08
Net realized and unrealized gains (losses) on investments	2.44	1.77	(1.45)		4.05		0.33
Total from investment operations	2.61	1.91	(1.39)		4.10		0.41

Less distributions from:
Net investment income	(0.15)	(0.10)	(0.04)		(0.06)		(0.10)
Net realized gains	—	(0.59)	—		—		—
Total distributions	(0.15)	(0.69)	(0.04)		(0.06)		(0.10)

Net asset value at end of year	$18.51	$16.05	$14.83		$16.26		$12.22

Total return (b)	16.39%	13.43%	(8.59%)		33.64%		3.41%

Net assets at end of year (000’s)	$389,228	$412,845	$384,435		$433,437		$358,993

Ratio of total expenses to average net assets (c)	1.15%	1.14%	1.15%		1.16%		1.18%
Ratio of net expenses to average net assets (c)	1.15%	1.14%	1.15	%(d)(e)	1.16%		1.18%
Ratio of net investment income to average net assets (a)(c)	0.90%	0.90%	0.34	%(d)(e)	0.33%		0.67%
Portfolio turnover rate	3%	0%	5%		0	%(f)	22%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of the dividends and distributions by the underlying investment companies in which the Fund invests.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if the Adviser and/or administrator had not reduced fees for the year ended June 30, 2022.

(c)	The ratios of income and expenses to average net assets do not reflect the Fund’s proportionate share of income and expenses of the underlying investment companies in which the Fund invests.
(d)	Ratio was determined after fee reductions.
(e)	The impact of the voluntary fee waiver by the administrator for the year ended June 30, 2022 was less than 0.005%.
(f)	Percentage rounds to less than 1%.

See accompanying notes to financial statements.

AAMA Income Fund Financial Highlights
Per Share Data for a Share Outstanding Throughout Each Year
	Year Ended June 30, 2024	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2020
Net asset value at beginning of year	$23.32	$23.67	$25.22	$25.58	$25.06

Income (loss) from investment operations:
Net investment income (a)	0.51	0.28	0.14	0.17	0.27
Net realized and unrealized gains (losses) on investments	0.35	(0.35)	(1.54)	(0.37)	0.52
Total from investment operations	0.86	(0.07)	(1.40)	(0.20)	0.79

Less distributions from:
Net investment income	(0.51)	(0.28)	(0.15)	(0.16)	(0.27)

Net asset value at end of year	$23.67	$23.32	$23.67	$25.22	$25.58

Total return (b)	3.75%	(0.30%)	(5.57%)	(0.80%)	3.17%

Net assets at end of year (000’s)	$145,646	$142,595	$149,466	$148,120	$153,568

Ratio of total expenses to average net assets (c)	0.95%	0.93%	0.90%	0.91%	0.93%
Ratio of net expenses to average net assets (a)(c)(d)(e)	0.83%	0.83%	0.83%	0.83%	0.83%
Ratio of net investment income to average net assets (a)(c)(d)(e)	2.18%	1.19%	0.55%	0.67%	1.06%
Portfolio turnover rate	0%	0%	39%	37%	33%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of the dividends and distributions by the underlying investment companies in which the Fund invests.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if the Adviser and/or administrator had not reduced fees.

(c)	The ratios of income and expenses to average net assets do not reflect the Fund’s proportionate share of income and expenses of the underlying investment companies in which the Fund invests.
(d)	Ratio was determined after fee reductions.
(e)	The impact of the voluntary fee waiver by the Adviser and/or administrator for the years ended June 30, 2024, 2023, 2022, 2021, and 2020, was 0.12%, 0.10%, 0.07%, 0.08%,and 0.10%, respectively.

See accompanying notes to financial statements.

AAMA Funds
Notes to Financial Statements
June 30, 2024

1. Organization

AAMA Equity Fund and AAMA Income Fund (individually, a “Fund,” and, collectively, the “Funds” or “AAMA Funds”) are each a separate series of Asset Management Fund (the “Trust”), a professionally managed, diversified, open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is organized as a Delaware statutory trust operating under a Second Amended and Restated Declaration of Trust dated November 27, 2018. Other series of the Trust are not included in this report. The inception date of the Funds was June 30, 2017. The Funds commenced operations on July 3, 2017, when they began to execute their investment objectives, which included purchasing investments.

AAMA Equity Fund’s investment objective is long-term capital appreciation.

AAMA Income Fund’s investment objective is current income with a secondary objective of preservation of capital.

2. Significant Accounting Policies

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Funds’ significant accounting policies used in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Regulatory update — Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (“ETFs”) – Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed with the SEC on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. The Funds have implemented the rule and form requirements, as applicable, and are currently adhering to the requirements.

Securities valuation — The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used by the Funds maximize

AAMA Funds
Notes to Financial Statements (Continued)

the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical securities

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Portfolio securities are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m., Eastern time) on each day the NYSE is open. Listed securities, including common stocks and exchange-traded funds (“ETFs”), for which market quotations are readily available are valued at the closing prices on the primary exchange where the securities are normally traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Investments in other investment companies, except ETFs, are valued at their reported net asset value (“NAV”). In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities are typically valued on the basis of valuations provided by independent pricing services approved by Advanced Asset Management Advisors, Inc. (the “Adviser”), the Valuation Designee, that determine valuations based upon market transactions for normal, institutional-size trading units of similar securities. Short-term debt investments of sufficient credit quality maturing in less than 61 days may be valued at amortized cost if it is determined that amortized cost approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Securities for which market quotations are not readily available (e.g., an approved pricing service does not provide a price, a price has become stale, or an event occurs that materially affects the furnished price) are valued by the Valuation Designee. In these cases, the Valuation Designee determines in good faith, subject to procedures approved by the Board of Trustees (the “Board”), the fair value of such securities (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors, including, but not limited to the following: type of security, nature and duration of any restrictions on disposition of the security, forces that influence the market in which the security is purchased or sold, existence of merger proposals or tender offers, expectation of additional news about the company and volume and depth of public trading in similar securities of the issuer or

AAMA Funds
Notes to Financial Statements (Continued)

similar companies. Depending on the source and relative significance of the valuation inputs in these instances, the valuations for these securities will be classified as Level 2 or Level 3 in the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure the fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of each Fund’s investments and the inputs used to value the investments as of June 30, 2024, by security type:

AAMA Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$273,518,232	$—	$—	$273,518,232
Exchange-Traded Funds	80,679,444	—	—	80,679,444
U.S. Treasury Obligations	—	19,895,035	—	19,895,035
Money Market Funds	15,539,691	—	—	15,539,691
Total	$369,737,367	$19,895,035	$—	$389,632,402

AAMA Income Fund	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$1,236,495	$—	$1,236,495
U.S. Government Agencies	—	40,076,681	—	40,076,681
U.S. Treasury Obligations	—	92,125,464	—	92,125,464
Money Market Funds	12,266,180	—	—	12,266,180
Total	$12,266,180	$133,438,640	$—	$145,704,820

Refer to each Fund’s Schedule of Portfolio Investments for a listing of the securities by security type and industry type. The Funds did not hold derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the year ended June 30, 2024.

Share valuation — The NAV per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the NAV per share.

AAMA Funds
Notes to Financial Statements (Continued)

Investment income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Discounts and premiums on fixed income securities are amortized using the interest method. Withholding taxes on foreign dividends, if any, have been recorded in accordance with the Trust’s understanding of the applicable country’s rules and tax rates.

Distributions to shareholders — Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the AAMA Equity Fund. Dividends arising from net investment income are declared and paid monthly to shareholders of the AAMA Income Fund. Net realized capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are permanent in nature and are primarily due to differing treatments of net short-term capital gains.

Dividends and distributions are recorded on the ex-dividend date. The tax character of distributions paid during the years ended June 30, 2024 and 2023 was as follows:

	Years Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
AAMA Equity Fund	6/30/2024	$3,746,178	$—	$3,746,178
	6/30/2023	$2,589,794	$14,971,723	$17,561,517
AAMA Income Fund	6/30/2024	$3,015,665	$—	$3,015,665
	6/30/2023	$1,738,802	$—	$1,738,802

Investment transactions — Investment transactions are accounted for on trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Expenses — Expenses incurred by the Trust that do not relate to a specific Fund of the Trust are allocated to the individual Funds based on each Fund’s relative net assets or another appropriate basis.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

AAMA Funds
Notes to Financial Statements (Continued)

Federal income tax — Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of accumulated earnings as of June 30, 2024 was as follows:

	AAMA Equity Fund	AAMA Income Fund
Tax cost of investments	$200,902,322	$150,232,669
Gross unrealized appreciation	$189,112,015	$98
Gross unrealized depreciation	(381,935)	(4,527,947)
Net unrealized appreciation (depreciation)	188,730,080	(4,527,849)
Undistributed ordinary income	1,791,651	—
Accumulated capital and other losses	—	(3,997,618)
Undistributed long-term gains	29,944,125	—
Distributable earnings (accumulated deficit)	$220,465,856	$(8,525,467)

As of June 30, 2024, AAMA Equity Fund reclassified $6,770,756 of paid-in capital against accumulated earnings on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences relating to the utilization of earnings and profits distributed to shareholders on redemption of shares, had no effect on the Fund’s net assets or NAV per share. AAMA Income Fund had short-term capital loss carryforwards of $621,176 and long-term capital loss carryforwards of $3,376,442 for income tax purposes. These capital loss carryforwards, which do not expire, may be utilized in future years to offset realized capital gains, if any, prior to distributing such gains to shareholders.

For the year ended June 30, 2024, AAMA Income Fund reclassified $5,158 of accumulated deficit against paid-in capital on the Statements of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement an income tax reporting requirements, had no effect on the Fund’s net assets or NAV per share.

AAMA Funds
Notes to Financial Statements (Continued)

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify their major tax jurisdiction as U.S. Federal. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended June 30, 2024, the Funds did not incur any interest or penalties.

3. Investment Transactions

Investment transactions, other than short-term investments, were as follows for the year ended June 30, 2024:

Non-US Government	AAMA Equity Fund	AAMA Income Fund
Purchase of investment securities	$11,681,691	$—
Proceeds from sales of investment securities	$105,045,529	$22,484,016

US Government (long-term)	AAMA Equity Fund	AAMA Income Fund
Purchase of U.S. government securities	$—	$—
Proceeds from sales and maturities of U.S. government securities	$—	$27,575,000

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

Each Fund’s investments are managed by the Adviser under the terms of an Investment Advisory Agreement. AAMA Equity Fund pays the Adviser a management fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of its average daily net assets. AAMA Income Fund pays the Adviser a management fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.75% of its average daily net assets.

During the year ended June 30, 2024, the Adviser voluntarily waived its management fees in the amount of $166,750 for AAMA Income Fund. These voluntary waivers are not eligible for recovery by the Adviser in future periods.

During the year ended June 30, 2024, there were no expense cap limitations in place for the Funds.

AAMA Funds
Notes to Financial Statements (Continued)

BUSINESS MANAGER AND ADMINISTRATOR

Foreside Management Services, LLC (“Foreside”), d/b/a ACA Group, serves as the Trust’s business manager and administrator. Pursuant to the terms of a Management and Administration Agreement (the “Agreement”) between the Trust, on behalf of the Funds, and Foreside, Foreside performs and coordinates all management and administration services for the Trust either directly or through working with the Trust’s service providers. Services provided under the Agreement by Foreside include, but are not limited to, coordinating and monitoring activities of the third party service providers to the Funds; making employees available to serve as officers of the Trust, including but not limited to, President, Secretary, Chief Compliance Officer, Anti-Money Laundering Officer, Treasurer and others as are deemed necessary and appropriate; performing compliance services for the Trust, including maintaining the Trust’s compliance program as required under the 1940 Act; managing the process of filing amendments to the Trust’s registration statement and other reports to shareholders; coordinating the Board meeting preparation process; reviewing financial reports and filing them with the U.S. Securities and Exchange Commission (the “SEC”); and maintaining books and records in accordance with applicable laws and regulations.

Foreside acts as the Distributor for the Funds. The Distributor serves as the principal underwriter for shares of the Funds and is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Pursuant to the Agreement, the Funds pay Foreside an annual fee of $210,000 plus 0.02% of average daily net assets, subject, however, to a minimum fee of $300,000.

OTHER SERVICE PROVIDER

Ultimus Fund Solutions, LLC (“Ultimus”) serves as the transfer agent, fund accountant and financial administrator for the Funds. The transfer agent services provided by Ultimus to the Funds include, but are not limited to (i) processing shareholder purchase and redemption requests; (ii) processing dividend payments; and (iii) maintaining shareholder account records. The administrative and fund accounting services provided by Ultimus to the Funds include (i) computing each Fund’s NAV for purposes of the sale and redemption of its shares; (ii) computing the dividends payable by each Fund; (iii) preparing certain periodic reports and statements; and (iv) maintaining the general ledger and other accounting records for the Funds.

AAMA Funds
Notes to Financial Statements (Continued)

PRINCIPAL HOLDERS OF FUND SHARES

As of June 30, 2024, the following account holders owned of record 25% or more of the outstanding shares of each Fund:

NAME OF RECORD OWNER	% Ownership
AAMA Equity Fund
Charles Schwab and Company Inc. (for the benefit of its clients)	69%
AAMA Income Fund
Charles Schwab and Company Inc. (for the benefit of its clients)	77%

A beneficial owner of 25% or more of each Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. Investments in Other Investment Companies

The Funds may invest a significant portion of their assets in shares of one or more investment companies, including ETFs. ETFs issue their shares to authorized participants in return for a specific basket of securities and/or cash. The authorized participants then sell the ETF’s shares on the secondary market. In other words, ETF shares are traded on a securities exchange based on their fair value. There are certain risks associated with investments in ETFs. Disruptions to the creations and redemptions process through which authorized participants directly purchase and sell ETF shares, the existence of extreme market volatility or potential lack of an active trading market, or changes in the liquidity of the market for an ETF’s underlying portfolio holdings, may result in the ETF’s shares trading at significantly above (at a premium to) or below (at a discount to) NAV, which may result in the Funds paying significantly more or receiving significantly less for ETF shares than the value of the relevant ETF’s underlying holdings. An ETF’s shares could also trade at a premium or discount to NAV when an ETF’s underlying securities trade on a foreign exchange that is closed when the securities exchange on which the ETF trades is open. The current price of the ETF’s underlying securities and the last quoted price for the underlying security are likely to deviate in such circumstances. There can be no assurance that an active trading market for an ETF’s shares will develop or be maintained. Trading may be halted, for example, due to market conditions. Because the value of ETF shares depends on the demand in the market, a Fund’s holdings may not be able to be liquidated at the most optimal time, adversely affecting performance. There can be no assurance that an ETF’s investment objectives will be achieved. Each ETF is subject to specific risks, depending on the nature of the ETF. These risks could include liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with

AAMA Funds
Notes to Financial Statements (Continued)

real estate investments and natural resources. ETFs in which a Fund invests will not be able to replicate exactly the performance of the indices they track, if any, because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, ETFs in which a Fund invests will incur expenses not incurred by their applicable indices. Certain securities in the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices. An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. As of June 30, 2024, AAMA Equity Fund had 20.7% of the fair value of its net assets invested in ETFs.

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

7. Trustee Compensation

The Independent Trustees are compensated for their services to the Trust by the Funds. Each Independent Trustee receives an annual retainer plus meeting fees (which vary depending on meeting type). Collectively, the Independent Trustees were paid $124,800 in fees during the year ended June 30, 2024, for the entire Trust, which includes another fund not managed by Advanced Asset Management Advisors, Inc. The Funds paid Trustee compensation in the amount of $62,400 for the year ended June 30, 2024. In addition, the Funds reimburse Trustees for out-of-pocket expenses incurred in conjunction with attendance of meetings.

8. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

AAMA Funds
Report of Independent Registered Public Accounting Firm

To the Shareholders of AAMA Funds and
Board of Trustees of Asset Management Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of AAMA Equity Fund and AAMA Income Fund (the “AAMA Funds” or the “Funds”), each a series of Asset Management Fund, as of June 30, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2024, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2024, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant

AAMA Funds
Report of Independent Registered Public Accounting Firm (Continued)

estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2017.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
August 28, 2024

AAMA Funds
Other Information (Unaudited)

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds website at aamafunds.com, upon request by calling toll-free 1-800-701-9502, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings of the Funds with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The filings are available upon request, by calling 1-800-701-9502. Furthermore, you may obtain a copy of these filings on the SEC’s website at www.sec.gov and the Funds’ website at www.aamafunds.com. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request, by calling 1-800-701-9502.

Federal Tax Information (Unaudited)

For the fiscal year ended June 30, 2024, AAMA Equity designated $6,770,756 as long-term capital gain distributions.

Qualified Dividend Income – For the fiscal year ended June 30, 2024, AAMA Equity Fund and AAMA Income Fund have designated 100.00% and 0.00% respectively, of ordinary income distributions, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate.

Dividends Received Deduction – Corporate Shareholders are generally entitled to take the dividends received deduction on the portion of a Fund’s dividends that qualify under tax law. For the fiscal year ended June 30, 2024, 100.00% and 0.00%, of ordinary income dividends paid by AAMA Equity Fund and AAMA Income Fund, respectively, qualify for the corporate dividends received deduction.

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Investment Advisor
Advanced Asset Management Advisors, Inc.
4995 Bradenton Avenue, Suite 210
Dublin, Ohio 43017

Business Manager and Administrator
Foreside Management Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Financial Administrator and Transfer and Dividend Agent
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Distributor
Foreside Financial Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Legal Counsel
Vedder Price P.C.
222 N. LaSalle Street
Chicago, Illinois 60601

Custodian
U.S. Bank, N.A.
1555 N. Rivercenter Drive, MK-WI-S302
Milwaukee, Wisconsin 53212

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 N. Water Street, Suite 830
Milwaukee, WI 53202

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

There were no changes in or disagreements with the Funds’ accountants during the period.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Disclosed as part of the financial statements included in Item 7 (a).

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Confidential VP Draft

AAMA EQUITY FUND

AAMA INCOME FUND

Statement Regarding Basis for Renewal of Investment Advisory Agreement
Pursuant to Form N-CSR, Item 11

At a meeting held on May 14, 2024 (the “Meeting”), the Board of Trustees (the “Board,” with the members of the Board referred to as the “Trustees”) of Asset Management Fund (the “Trust”), including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trust (the “Independent Trustees”), unanimously approved the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of its series, AAMA Equity Fund and AAMA Income Fund (each, a “Fund” and collectively, the “Funds”), and Advanced Asset Management Advisors, Inc. (“AAMA” or the “Adviser”). The Board determined that the continuation of the Advisory Agreement is in the best interests of each Fund in light of the nature, extent and quality of the services provided and such other factors and information as the Board considered to be relevant in the exercise of its reasonable business judgment, as summarized below.

In considering the renewal of the Advisory Agreement at the Meeting, the Board took into account its duties under the 1940 Act, as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers established by Section 36(b) of the 1940 Act with respect to advisory agreements and their receipt of compensation under such agreements; the standards used by courts in determining whether fees charged to mutual funds by their investment advisers are “excessive” in violation of Section 36(b); and the factors to be considered by the Board in voting on such agreements. In advance of the Meeting, the Board received information and materials from the Adviser in connection with the proposed continuation of the Advisory Agreement, including, among other things, a description of the services provided by the Adviser to each Fund and information regarding the relevant personnel responsible for such services and their experience; comparative information regarding each Fund’s investment performance, fees and expenses; information regarding the potential for the Adviser to experience economies of scale in the provision of services to the Funds and the extent to which any potential scale benefits may be shared with shareholders; information regarding the Adviser’s overall financial condition and ability to carry out its obligations to the Funds; Adviser profitability data; information regarding the Adviser’s compliance program resources and compliance policies and procedures; and information regarding any “fall-out” benefits—i.e., ancillary benefits derived or that may be derived by the Adviser from its relationship with the Funds.

At the Meeting, the Board met with representatives of the Adviser to review and discuss the materials provided in advance of the Meeting. The Board, which is composed entirely of Independent Trustees, also met independently of management to review and discuss the materials received from the Adviser and Trust counsel. The Independent Trustees weighed and considered the information provided in light of their substantial accumulated experience in governing the Funds and applied their business judgment to determine whether the Advisory Agreement continues to be a reasonable business arrangement from each Fund’s perspective.

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In approving the continuation of the Advisory Agreement, the Board considered such information as the Board deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The Board noted that performance information is provided to the Board on an ongoing basis at regular Board meetings held throughout the year. Furthermore, at each of its meetings, the Board covers an agenda of topics and materials and considers factors that are relevant to its annual consideration of the Advisory Agreement for the Funds, including the services and support provided to each of the Funds. The Board also considered that shareholders chose to invest or remain invested in the Funds having received and with access to disclosures regarding the Funds’ investment advisory fees and the Adviser’s role in managing the Funds. The Board determined that, given the totality of information provided with respect to the Advisory Agreement, the Board, in its judgment, had received sufficient information to renew the Advisory Agreement.

In its deliberations, the Board did not identify any single factor or group of factors as being determinative. Rather, the Board’s approval was based on each Trustee’s business judgment after consideration of the information as a whole. Individual Trustees may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided by the Adviser to each Fund, including the compliance program established by the Adviser and the level of compliance attained by the Adviser. The Board reviewed the Adviser’s portfolio management services and considered the experience and skills of the Adviser’s investment management team.

The Board’s assessment of the nature, extent and quality of services provided by AAMA included an evaluation of the investment performance of each Fund. The Board reviewed performance information provided by the Adviser for each Fund for the one-, three- and five-year periods ended December 31, 2023 as compared to a “performance universe” of peer funds in the same Morningstar category and to the performance of the Fund’s benchmark index or indices. Specifically, for AAMA Equity Fund, the Board received comparative performance data for the US Fund Large Blend category and for the S&P 500 Index and S&P 500 Equal Weight Index. As to the AAMA Income Fund, the Board received comparative performance data for the US Fund Intermediate Core-Plus Bond category and for the Bloomberg Aggregate Bond Index. Additionally, in light of each Fund’s ability to make significant allocations to investments not reflected in the Morningstar-selected performance universe category—specifically, allocations to Large Growth, Large Value, Mid Growth and Small Growth for AAMA Equity Fund and, for AAMA Income Fund, allocations to alternative income assets—the Adviser supplemented the Morningstar-selected categorizations with various other comparative performance data for each Fund, including other performance universe and peer group metrics, as well as certain blended peer groups reflecting typical portfolio allocations for each Fund. In assessing all of the foregoing comparative data sets, the Board took into account the Adviser’s commentary regarding the utility and perceived limitations of each Fund’s Morningstar categorization, and the Adviser’s rationale for considering other comparative metrics.

In evaluating each Fund’s investment performance, the Board considered each Fund’s quartile ranking within its performance universe—with the first quartile being the best performers and the fourth quartile being the worst performers—and made the following observations:

Confidential VP Draft

AAMA Equity Fund. The annualized returns for each of the one-, three- and five-year periods ended December 31, 2023 were in the fourth quartile of the Fund’s Large Blend performance universe. The Fund underperformed its benchmark indices for each period reviewed, with the exception of the Fund’s annualized returns versus the S&P 500 Equal Weight Index for the one-year period ended December 31, 2023, which exceeded the Index. The Adviser also cited the Fund’s relative performance versus the Small Growth universe over the one-, three- and five-year periods ended December 31, 2023, versus the Mid Growth universe over the three-year period ended December 31, 2023, and versus the Large Value universe over the one-year period ended December 31, 2023, which, in case, ranked in the first or second quartile.

AAMA Income Fund. Although the annualized returns for each of the one- and five-year periods ended December 31, 2023 were in the fourth quartile of the Fund’s Intermediate Core-Plus performance universe, the annualized returns for the three-year period ended December 31, 2023 were in the first quartile of the Fund’s performance universe. Similarly, while the Fund underperformed its benchmark index for the one- and five-year periods ended December 31, 2023, it exceeded its benchmark index for the three-year period ended December 31, 2023.

In assessing the comparative performance information, the Board considered the Adviser’s processes for monitoring Fund performance and the Adviser’s discussion of performance relative to broader market developments over various periods. Additionally, the Board evaluated performance results in light of each Fund’s investment objective, strategies and risks, as disclosed in each Fund’s prospectus, and in the context of overall recent market conditions. Also relevant to the Board’s evaluation was AAMA’s assessment that each Fund met expectations with respect to its investment objective.

In light of the information presented and the considerations made, the Board determined that it was satisfied with the explanations for, oversight of and information provided regarding each Fund’s investment performance. The Board concluded that the nature, extent and quality of the services provided to each Fund by the Adviser under the Advisory Agreement have been and are expected to remain satisfactory.

Fees and Expenses. The Board reviewed each Fund’s contractual investment advisory fee and total net expense ratio. The Board received information from the Adviser, using Morningstar data, comparing each Fund’s investment advisory fee and total net expense ratio to the investment advisory fees and total net expense ratios of funds in a peer group screened from the peer universe of funds in its Morningstar category. The Board considered the Adviser’s statements with respect to certain limitations in comparing each Fund to the funds in its peer group, including that many of the peer funds are part of larger fund complexes that may allow for more economies of scale. The information provided to the Board showed that each Fund’s investment advisory fee and total net expense ratio were above the average of its applicable peer group. The Board noted the Adviser’s intention to continue the current voluntary fee waiver for the AAMA Income Fund. Although above the average of its applicable peer group, the Board concluded that, based on the totality of information provided, the investment advisory fees for each Fund were within a reasonable range. On the basis of all information provided, the Board concluded that the investment advisory fees charged by the Adviser for managing each Fund continue to be reasonable and appropriate in light of the nature, extent and quality of services provided by the Adviser.

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Profitability. The Board received the financial statements of the Adviser and considered information related to the estimated profitability to the Adviser from its relationship with the Funds. The Board took into account that there is no recognized standard or uniform methodology for determining profitability for this purpose. The Board considered the information provided by the Adviser regarding its method of allocating expenses and determining profitability estimates, noting that there are limitations inherent in allocating costs and calculating profitability for an organization such as AAMA. Based upon the information provided, the Board concluded that any profits realized by the Adviser in connection with the management of the Funds were not unreasonable in relation to the nature, extent and quality of the services provided.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of each Fund and whether the Funds benefit from any such economies of scale. The Board considered the current net assets of each Fund and concluded that the investment advisory fee schedule for each Fund reflects an appropriate level of sharing of any economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to the Adviser. The Board considered whether there are any incidental benefits received by the Adviser as a result of the Adviser’s relationship with the Funds. The Board considered that the Adviser does not use brokerage of the Funds to obtain third party research and that the Adviser receives no fees from the Funds other than the investment advisory fees.

Conclusion. Based upon all the information considered and the conclusions reached, the Board unanimously determined that the terms of the Advisory Agreement continue to be fair and reasonable and that continuation of the Advisory Agreement for each Fund is in the best interests of the Fund.

Board Considerations of the Approval of the S2 Investment Advisory Agreement

The Board of Trustees (the “Board”) of Asset Management Fund (the “Trust”) approved an Investment Advisory Agreement between the Trust, on behalf of Large Cap Equity Fund (the “Fund”), and System Two Advisors L.P. (“S2”) (the “S2 Advisory Agreement”) at a meeting held on February 12, 2024. The Board determined that the approval of the S2 Advisory Agreement was in the best interests of the Fund in light of the nature, quality and extent of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its business judgment. As discussed further below, the Board also approved an Interim Investment Advisory Agreement between the Trust, on behalf of the Fund, and S2 (the “Interim Advisory Agreement”) at the February 12, 2024 meeting.

As of February 12, 2024, Austin Atlantic Asset Management Co. (“Austin Atlantic”) served as the Fund’s investment adviser pursuant to an Investment Advisory Agreement between the Trust, on behalf of Fund, and Austin Atlantic (the “AA Advisory Agreement”) and S2 served as the sub-adviser to the Fund pursuant to a sub-advisory agreement between Austin Atlantic and S2 (the “S2 Sub-Advisory Agreement”). Pursuant to the S2 Sub-Advisory Agreement and the AA Advisory Agreement, S2 provided a continuous investment program for the Fund, including investment research and management with respect to all securities and investments and cash equivalents held by the Fund, and determined what securities and other investments would be purchased, retained or sold by the Fund, and Austin Atlantic provided oversight of S2’s investment activities and the performance of the Fund and also provided oversight of S2’s compliance program related to the Fund and regularly reported to the Board with respect to the Fund and the services of S2. Following a significant reduction in the assets under management in other Austin Atlantic advised products in 2022 and 2023, Austin Atlantic discussed with the Board the future of its business and options for the Fund over the course of several meetings in 2022 and 2023. Ultimately, Austin Atlantic and S2 proposed to transition investment advisory services for the Fund to S2 following the term of the AA Advisory Agreement ending on February 28, 2024. The Board was informed that transition of investment advisory services to S2 would require that the S2 Advisory Agreement be submitted to shareholders of the Fund for approval. The Board also was informed that it would need to approve the Interim Investment Advisory Agreement to provide for the continuous management of the Fund following the termination of the AA Advisory Agreement on February 28, 2024. The Board noted that S2 could only provide investment advisory services to the Fund under the Interim Advisory Agreement for a period of 150 days from the date of the transition of investment advisory services from Austin Atlantic to S2 and that shareholder approval of the S2 Advisory Agreement would need to be obtained during that 150 day period.

Prior to the February 12, 2024 Board meeting, Fund counsel provided S2 with a request for information regarding investment advisory services for the Fund and S2’s responses to the request for information were considered by the Board at the meeting, including in executive session with Fund counsel. In addition, Anupam Ghose, portfolio manager of the Fund and Chief Executive Officer of S2, joined the February 12, 2024 Board meeting and discussed the proposed transition of investment advisory services to S2. To reach its determination in approving the S2 Advisory Agreement for the Fund, the Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; the factors to be considered by the Board in voting on such agreements; and the interests of the Fund and shareholders. In connection with its deliberations regarding the S2 Advisory Agreement, the Board noted that any differences in the terms and conditions of the S2 Advisory Agreement from the AA Advisory Agreement, including the parties to the agreement and the effective and termination dates of the agreement, were immaterial to the management of the Fund. The Board considered that the information provided by S2 in response to the request for information and at the February 12, 2024 meeting indicated that, while S2 would assume full investment advisory responsibilities under the S2 Advisory Agreement, S2’s investment advisory services to the Fund, including the portfolio manager responsible for implementing the Fund’s investment strategy, would not change. S2 indicated that, while S2 would receive the full investment advisory fee as investment adviser to the Fund, the investment advisory fee would remain the same as the investment advisory fee under the AA Advisory Agreement and S2 would continue the 0.10% voluntary fee waiver and that the transition of investment advisory services for the Fund to S2 would not result in any diminution in the nature, quality and extent of the services provided to the Fund by S2. The Board, which is composed entirely of Trustees who are not “interested persons” of the Trust as defined in the 1940 Act (“Independent Trustees”), also met independently of management to review and discuss materials received from S2, Foreside Management Services, LLC (the Fund’s business manager and administrator) and Fund counsel. The Board applied its business judgment to determine whether the S2 Advisory Agreement was a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the S2 Advisory Agreement, the Board, in its judgment, had received sufficient information to approve the S2 Advisory Agreement. In determining to approve the S2 Advisory Agreement for the Fund, the Board did not identify any single factor or group of factors as all important or controlling and considered all factors together, including the factors set forth below.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of the services provided by S2 in managing the Fund’s investments and the experience and skills of S2’s portfolio manager managing the Fund. The Board reviewed the Fund’s investment performance for the one-, three- and five-year periods ended December 31, 2023 and compared this information to the performance of a peer universe of funds in the same Morningstar category (1st quartile being the best performers and 4th quartile being the worst performers) and to the performance of the Fund’s benchmark index. The Board noted that the Fund’s performance was in the 3rd quartile of its peer universe for the one-year period ended December 31, 2023, in the 1st quartile of its peer universe for the three-year period ended December 31, 2023 and in the 2nd quartile of its peer universe for the five-year period ended December 31, 2023. The Board also noted that the Fund outperformed its benchmark index in the three-year period ended December 31, 2023 and underperformed its benchmark index in each of the one- and five-year periods December 31, 2023. The Board also considered S2’s compliance program and the enhancements that would be made in light of S2 transitioning to become the investment adviser of the Fund, such as valuation procedures to support S2 serving as the Fund’s valuation designee and liquidity risk management procedures to support S2 serving as the Fund’s liquidity risk management program administrator. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by S2 have been and are expected to remain satisfactory.

Fees and Expenses. The Board reviewed the Fund’s contractual investment advisory fee and total net expense ratios. The Board considered that the contractual investment advisory fee would not change as a result of the transition of investment advisory services to S2. The Board received information based upon Morningstar data comparing the Fund’s contractual investment advisory fee and total net expense ratio to the contractual investment advisory fees and total net expense ratios of funds in a peer group based upon asset size and in a peer universe (1st quartile being the most favorable and 4th quartile being the least favorable). The peer group and peer universe included funds in the same Morningstar category as the Fund. The information provided to the Board showed that the Fund’s contractual investment advisory fee was in the 2nd quartile of its peer group and that the Fund’s total net expense ratio (Class AMF) was in the 4th quartile of its peer group. The Board considered that S2 would continue the current voluntary investment advisory fee waiver for the Fund. On the basis of all the information provided, the Board concluded that the investment advisory fee continued to be reasonable and appropriate in light of the nature, quality and extent of services provided by and expected to continue to be provided by S2.

Profitability. The Board received and discussed with Mr. Ghose the financial statements of S2. The Board considered S2’s discussion of the estimated profitability to S2 from its relationship with the Fund. The Board also noted that under the S2 Advisory Agreement, S2 would receive the entire investment advisory fee rather than splitting it with Austin Atlantic, as was the case under the prior arrangements. Based upon the information provided, the Board concluded that any profits to be realized by S2 in connection with the S2 Advisory Agreement were not expected to be unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any such economies of scale through breakpoints in fees or otherwise. The Board noted that the investment advisory fee structure is comprised of (and would continue to be comprised of under the S2 Advisory Agreement) breakpoints for the Fund. The Board also considered the current net assets of the Fund and the voluntary investment advisory fee waiver. The Board concluded that the investment advisory fee schedule for the Fund reflects an appropriate level of sharing of any economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to S2. The Board considered the character and amount of other incidental benefits that may be received by S2, as a result of the S2’s relationship with the Fund, noting that S2 did not identify any incidental benefits to be received. The Board considered that S2 does not use brokerage of the Fund to obtain third party research. The Board determined that the character and amount of other incidental benefits expected to be received by S2 were not unreasonable.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the terms of the S2 Advisory Agreement were fair and reasonable and that the approval of the S2 Advisory Agreement was in the best interests of the Fund.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics for Senior Financial Officers is filed herewith

(a)(2)	Certifications required by Item 12(a) of Form N-CSR are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certification required by Item 12(b) of Form N-CSR is furnished hereto.

ITEM 16 – AMF N-CSR June 30, 2024

(a)	Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the registrant have concluded that the disclosure controls and procedures of the registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Asset Management Fund

By (Signature and Title)*	/s/ Troy M. Statczar
Troy M. Statczar, Treasurer
(Principal Financial Officer and Principal Accounting Officer)

Date	August 23, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David Bunstine
David BunstinePresident
(Principal Executive Officer)

Date	August 23, 2024

By (Signature and Title)*	/s/ Troy M. Statczar
Troy M. Statczar, Treasurer
(Principal Financial Officer and Principal Accounting Officer)

Date	August 23, 2024

*	Print the name and title of each signing officer under his or her signature.